UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

Kashin, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-161240	26-4711535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street, Carson City, NV	89703-4934
(Address of Principal Executive Offices)	(Zip Code)

626.429.2780

(Registrant’s telephone number, including area code)

________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol (s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On December 7, 2022, we dismissed our independent registered public accounting firm, BF Borgers CPA PC., effective immediately. The dismissal was approved by the board of directors.

BF Borgers CPA PCs’ reports on our financial statements for the years ended April 30, 2021 and 2020 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the fiscal years ended April 30, 2021 and 2020 and through January 31, 2022, there were (1) no disagreements with BF Borgers CPA PCs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BF Borgers CPA PCs would have caused BF Borgers CPA PCs to make reference to the subject matter of the disagreement(s) in connection with its reports; and (2) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided BF Borgers CPA PCs with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that BF Borgers CPA PCs furnish a letter addressed to the Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of this letter, dated December 13, 2022, indicating that BF Borgers CPA PCs is in agreement with these disclosures, is filed as Exhibit 16.1 to this Form 8-K.

On December 7, 2022, we engaged OLALINKA OYEBOLA & CO. as our independent registered public accountant effective immediately. The engagement was approved by the board of directors. During the fiscal years ended April 30, 2021 and 2020 and through January 31, 2022, we did not consult with OLALINKA OYEBOLA & CO. regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on our financial statements, (3) written or oral advice provided that would be an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between our company and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter to the Securities and Exchange Commission from BF Borgers CPA PCs, P.C. dated December 13, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kashin, Inc. a Nevada Corporation

Dated: December 13, 2022	By:	/s Caren Currier
Caren Currier, Chief Executive Officer

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